EXHIBIT 10.3

                         WAIVER AND FOURTH AMENDMENT TO
                                CREDIT AGREEMENT

         THIS WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT is made and dated as of August 14, 2000 (the "Fourth Amendment") among SIERRA HEALTH SERVICES, INC. (the "Company"), the Banks party to the Credit Agreement referred to below, and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent (the "Agent"), and amends that certain Credit Agreement dated as of October 30, 1998, as amended by that certain First Amendment dated as of November 23, 1998, that certain Second Amendment to Credit Agreement dated as of January 15, 1999 and that certain Third Amendment to Credit Agreement dated as of December 14, 1999 (as further amended or modified from time to time, the "Credit Agreement").

                                    RECITALS

         WHEREAS, the Company has requested that the Agent and the Banks waive certain financial covenants and amend certain other provisions of the Credit Agreement, and the Agent and the Banks are willing to do so, on the terms and conditions specified herein;

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1. Terms. All terms used herein shall have the same meanings as in the Credit Agreement unless otherwise defined herein.

2. Waiver. By their execution hereof, the Banks hereby waive compliance by the Company with Section 8.14(a) to (c) inclusive of the Credit Agreement for the period from June 30, 2000 through and including September 15, 2000. This waiver shall be limited precisely as provided for herein and shall not be deemed to be a waiver or modification of any other term or provision of the Credit Agreement or to be a consent to any other transaction or further action on the part of the Company or any of its Subsidiaries which would require the consent of the Banks under the Credit Agreement.

3.                Amendments.  The Credit Agreement is hereby amended
                               as follows:
                  ----------

3.1               Amendments to Section 1.01.
                  --------------------------

(a) There shall be added to Section 1.01 of the Credit Agreement, in appropriate alphabetical sequence, the following definitions:

         "Non-Restricted Subsidiary" means any Subsidiary of the Company that is not a Restricted Subsidiary.

         "Restricted Subsidiary" means (i) each HMO Subsidiary and any other Subsidiary of the Company that is regulated by the department of insurance or similar agency of any State, (ii) any Subsidiary of any Person described in the preceding clause (iii) 2314 Partnership, and
        (iv) any Subsidiary of the Company which has assets of less than $25,000, provided, however, the aggregate of amount for all Subsidiaries under this clause (iv) shall not exceed $500,000.

(b) The definition of the term "Applicable Margin" in Section 1.01 of the Credit Agreement is hereby amended by deleting the following clause therefrom: "and from December 10, 1999 until the delivery of the Compliance Certificate for the fiscal quarter ending September 30, 2000, the Applicable Margin shall be Level 6" and replacing it with the following: ", from December 10, 1999 until August 14, 2000, the Applicable Margin shall be Level 6 and from August 15, 2000 until September 15, 2000 or such later date as may be determined by Majority Banks, the Applicable LIBOR Rate Margin shall be 3.25% and the Applicable Base Rate Margin shall be 2.25%."

3.2               Amendment to Section 2.01.
                  -------------------------

(a) Section 2.01 of the Credit Agreement is hereby amended by adding the following sentence immediately prior to the end thereof:

        "Notwithstanding anything to the contrary herein, unless otherwise agreed by the Majority Banks, from and after August 1, 2000, the sum of the Effective Amount of all outstanding Revolving Loans and the Effective Amount of all L/C Obligations shall not exceed $185,000,000."

3.3               Amendment to Section 7.17.
                  -------------------------

(a)               There shall be added to the Credit Agreement a new section
7.17 reading in its entirety as follows:

        "7.17 Delivery of security documents by each Non-Restricted Subsidiary. The Company shall cause each of the Non-Restricted Subsidiaries to duly execute and deliver to Agent:

                (a) Resolutions and Incumbency Certificates. On or before August 18, 2000, a copy of board resolutions of the Company and each Non-Restricted Subsidiary, in form and substance satisfactory to the Agent, authorizing the execution, delivery and performance of the Waiver and Fourth Amendment to Credit Agreement, dated as of August 14, 2000 (the "Fourth Amendment"), and the Loan Documents contemplated thereby, certified by the Secretary or Assistant Secretary of such Person, together with an incumbency certificate for each of the Company and each Non-Restricted Subsidiary that has executed a Loan Document in connection herewith.

                  (b) Guaranty. On or before August 23, 2000, a guaranty in form and substance reasonably acceptable to Agent, duly executed by each of the Non-Restricted Subsidiaries.

                  (c) Security Agreement. On or before August 23, 2000, a security agreement in form and substance reasonably acceptable to Agent, duly executed by the Company and each Non-Restricted Subsidiary, covering all of the property of such Person described therein, together with

                         (i)        all promissory notes held by the Company
and each Non-Restricted Subsidiary;

                         (ii) the certificates, evidencing all of the issued and outstanding shares of capital stock, partnership interests and membership interests pledged pursuant to the Security Agreement, which certificates shall in each case be accompanied by undated stock powers duly executed in blank, or, if any securities pledged pursuant to the Security Agreement are uncertificated securities, confirmation and evidence satisfactory to the Agent that the security interest in such uncertificated securities has been transferred to and perfected by the Agent for the benefit of the Banks in accordance with Section 9-115 and Section 8-106 of the Uniform Commercial Code;

                         (iii) acknowledgment copies of properly filed Uniform Commercial Code financing statements (Form UCC-1), or such other evidence of filing as may be acceptable to the Agent, naming the Company and each Non-Restricted Subsidiary as the debtors and the Agent as the secured party, or other similar instruments or documents, filed under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the opinion of the Agent, desirable to perfect the security interest of the Agent pursuant to the Security Agreement;

                         (iv) executed copies of proper Uniform Commercial Code Form UCC-3 termination statements, if any, necessary to release all Liens and other rights of any Person in any collateral described in the Security Agreement previously granted by any Person (other than Permitted Liens); and

                         (v) on or before August 31, 2000, certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Agent, dated a date reasonably near August 15, 2000 listing all effective financing statements which name the Company and its Non-Restricted Subsidiaries (under their present names and any previous names) as the debtor and which are filed in the jurisdictions in which filings were made pursuant to clause (c) above, together with copies of such financing statements.

     (d) Legal Opinions. On or before August 23, 2000, opinions of counsel to the Company and the Non-Restricted Subsidiaries, addressed to the Agent and the Banks, in form and substance reasonablysatisfactory to the Agent.

                           (e) Other Evidence.  Such other evidence with respect
                to the Company, each Non-Restricted Subsidiary or any other Person as the Agent or any Bank may reasonably request to establish the consummation of the transactions contemplated hereby, the taking of all corporate action in connection with the Fourth Amendment and the Credit Agreement and the compliance with the conditions set forth herein.

3.4               Amendment to Section 7.18.
                  -------------------------

     (a) There shall be added to the Credit Agreement a new Section 7.18 reading in its entirety as follows:

                  "7.18   Delivery  of  form  of  mortgage  and  real   property
preliminary title insurance reports.

                (a) On or before August 23, 2000, the Company shall finalize the form of mortgage or deed of trust, as applicable, in form and substance reasonably acceptable to Agent, that will be finanlized by the Company or Non-Restricted Subsidiary, as applicable, on or about September 15, 2000.

(b) On or before September 15, 2000, the Company shall cause preliminary title reports issued by a title insurance company reasonably acceptable to Agent, to be delivered to Agent for every parcel of real property owned by the Company or any Non-Restricted Subsidiary."

3.5               Amendment to Section 9.01(c).
                  ----------------------------

     (a) Section 9.01(c) of the Credit Agreement is hereby amended in its entirety to read as follows:

     "(c) Specific Defaults. The Company fails to perform or observe any term, covenant or agreement contained in any of Section 7.01, 7.02, 7.03, 7.09, 7.17 or 7.18 or in Article VIII; or"

3.6               Amendment to Section 11.04.
                  --------------------------

     (a) Section 11.04 of the Credit Agreement is hereby amended by adding the following paragraph immediately prior to the end thereof:

         "Without limitation of the foregoing, the Company shall pay or reimburse the Agent within 5 Business Days after demand for all reasonable costs and expenses incurred by E&Y Restructuring LLC, consultants retained by the Agent's counsel, in connection with this Agreement and all reasonable Attorney Costs incurred by or on behalf of the Agent in connection with this Agreement."

     4. Representations and Warranties. The Company represents and warrants to the Agent and the Banks that, on and as of the date hereof, and after giving effect to this Fourth Amendment:

         4.1 Authorization. The execution, delivery and performance by the Company of this Fourth Amendment has been duly authorized by all necessary corporate action, and this Fourth Amendment has been duly executed and delivered by the Company.

         4.2 Binding Obligation. This Fourth Amendment constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

         4.3 No Legal Obstacle to Amendment. The execution, delivery and performance of this Fourth Amendment will not (a) contravene the Organization Documents of the Company; (b) constitute a breach or default under any contractual restriction or violate or contravene any law or governmental regulation or court decree or order binding on or affecting the Company which individually or in the aggregate does or could reasonably be expected to have a Material Adverse Effect; or (c) result in, or require the creation or imposition of, any Lien on any of the Company's properties. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by the Company of this Fourth Amendment or the transactions contemplated hereby or thereby.

         4.4 Incorporation of Certain Representations. After giving effect to the terms of this Fourth Amendment, the representations and warranties of the Company set forth in Article VI of the Credit Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations relate solely to an earlier specified date.

         4.5 Default. After giving effect to the terms of this Fourth Amendment, no Default or Event of Default under the Credit Agreement has occurred and is continuing.

     5. Conditions, Effectiveness. The effectiveness of this Fourth Amendment shall be subject to the compliance by the Company with its agreements herein contained, and to the delivery of the following to Agent in form and substance satisfactory to Agent on or before August 14, 2000:

     5.1 Execution of Fourth Amendment. The Company, the Agent and the Majority Banks shall have signed a copy hereof and the same shall have been delivered to the Agent.

     5.2  Pledge   Agreement   Affirmations.   The  Agent  shall  have  received
affirmation letters in respect of the Pledge Agreement, substantially in the form of Exhibit A, from each Pledgor Subsidiary.

         5.3 Fees and Expenses. All invoiced fees and expenses of E&Y Restructuring LLC and all Attorney Costs of Mayer, Brown & Platt shall have been paid or provided for and, after giving effect thereto, E&Y Restructuring LLC shall hold a retainer in the amount of $100,000 and Mayer, Brown & Platt shall hold a retainer in the amount of $100,000 for the payment of future fees and expenses.

Upon satisfaction of the foregoing conditions, the effectiveness of this Fourth Amendment shall be retroactive to June 30, 2000.

6.                Miscellaneous.
                  -------------

         6.1 Effectiveness of the Credit Agreement and the Notes. Except as hereby expressly amended, the Credit Agreement, the Loan Documents and the Notes shall each remain in full force and effect, and are hereby ratified and confirmed in all respects on and as of the date hereof.

         6.2 Waivers. This Fourth Amendment is limited solely to the matters expressly set forth herein and is specific in time and in intent and does not constitute, nor should it be construed as, a waiver or amendment of any other term or condition, right, power or privilege under the Credit Agreement or under any agreement, contract, indenture, document or instrument mentioned therein; nor does it preclude or prejudice any rights of the Agent or the Banks thereunder, or any exercise thereof or the exercise of any other right, power or privilege, nor shall it require the Majority Banks to agree to an amendment, waiver or consent for a similar transaction or on a future occasion, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Credit Agreement, constitute a waiver of any other right, power, privilege or default of the same or of any other term or provision.

         6.3 Counterparts. This Fourth Amendment may be executed in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     6.4 Governing Law. This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of California.



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





     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed and delivered as of the date first written above.

                                SIERRA HEALTH SERVICES, INC.


                                By:     /s/  Paul H. Palmer
                                Name:    Paul H. Palmer
                                Title:   V. P./CFO

                                BANK OF AMERICA, N.A., as Administrative Agent


                                By:   /s/ Clara Yang Strand
                                Name:     Clara Yang Strand
                                Title:       Managing Director

                                BANK OF AMERICA, N.A., as a Bank


                                By:    /s/ Clara Yang Strand
                                Name:    Clara Yang Strand
                                Title:      Managing Director

                                FIRST UNION NATIONAL BANK, as a Bank


                                By:    /s/ J. Matt Maclver, Jr.
                                Name:    J. Matt Maclver, Jr.
                                Title:        Vice President



                                CREDIT LYONNAIS NEW YORK BRANCH, as
                                a Bank

                                By:    /s/ John C. Oberle
                                Name:     John C. Oberle
                                Title:       Vice President

                                BANK ONE, NA, as a Bank


                                By:      /s/ Bonnie D. Wilson
                                Name:      Bonnie D. Wilson
                                Title:        First Vice President

                                WELLS FARGO BANK, N.A., as a Bank


                                By:    /s/ Timothy Kinsey
                                Name:     Timothy Kinsey
                                Title:       Vice President

                                UNION BANK OF CALIFORNIA, N.A., as a Bank


                                By:    /s/ Patricia C. Rohling
                                Name:    Patricia C. Rohling
                                Title:      Senior Vice President

                                DEUTSCHE BANK AG, NEW YORK AND/OR CAYMAN
                                ISLANDS BRANCHES, as a Bank


                                By:
                                Name:
                                Title:

                                By:
                                Name:
                                Title:

                                                       EXHIBIT A to
                                                       Fourth Amendment
                                                       to Credit Agreement

                                                 August 14, 2000




Sierra Health Services, Inc.
Sierra Medical Management, Inc.
Prime Holdings, Inc.
c/o Sierra Health Services, Inc.
2724 North Tenaya Way
Las Vegas, Nevada 89128

        Re:     Sierra Health Services, Inc.

Gentlemen:

        Please refer to (1) the Credit Agreement, dated as of October 30, 1998, as amended by that certain First Amendment dated as of November 23, 1998, that certain Second Amendment dated as of January 15, 1999 and that certain Third Amendment to Credit Agreement dated as of December 14, 1999 (as so amended, the "Credit Agreement"), by and among Sierra Health Services, Inc., as the borrower, the commercial lending institutions party thereto (collectively, the "Lenders") and Bank of America, N.A., as agent (herein, in such capacity, called the "Agent") and (2) the Pledge Agreements dated October 30, 1998 from each of the addressees in favor of the Lenders and the Agent (the "Pledge Agreements"). Pursuant to a waiver and amendment dated of even date herewith, a copy of which is attached hereto, certain terms of the Credit Agreement were amended. We hereby request that you (i) acknowledge and reaffirm all of your obligations and undertakings under your Pledge Agreement and (ii) acknowledge and agree that your Pledge Agreement is and shall remain in full force and effect in accordance with the terms thereof.

        Please indicate your agreement to the foregoing by signing in the space provided below, and returning the executed copy to the undersigned.

                         BANK OF AMERICA, N.A., as Agent


                         By:   /s/ Clara Yang Strand
                         Title: Managing Director




Acknowledged and Agreed to
as of the date hereof

SIERRA HEALTH SERVICES, INC.
SIERRA MEDICAL MANAGEMENT, INC.


By:    /s/ Paul H. Palmer

   Its:     V.P., CFO for Sierra Health Services, Inc.
            Secretary/Treasurer for Sierra Medical Managements, Inc.

PRIME HOLDINGS, INC.


By:       /s/ Frank Collins
   Its:   Secretary